EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
EARNINGS PER COMMON SHARE
EARNINGS PER COMMON SHARE
Basic Earnings Per Common Share
The calculation of basic earnings per common share at December 31, 2019 was based on the earnings attributable to common shareholders of $1.4 billion (2018: $1.2 billion) and a weighted average number of common shares outstanding of 512 million (2018: 505 million).
Diluted Earnings Per common Share
The calculation of diluted earnings per common share at December 31, 2019 was based on earnings attributable to common shareholders of $1.4 billion (2018: $1.2 billion), and weighted average number of common shares outstanding after adjustment for the effects of all dilutive potential common shares of 514 million (2018: 509 million).
Earnings Attributable to Common Shareholders

For the years ended December 31
($ millions)	2019	2018
Earnings	1,492	1,278
Dividends on preferred shares	(123)	(122)
Cumulative dividends on preferred shares, not yet declared	(8)	(3)
Basic earnings attributable to common shareholders	1,361	1,153
Effect of after-tax interest on debentures to earnings	—	4
Diluted earnings attributable to common shareholders	1,361	1,157
Weighted Average Number of Common Shares

(In millions of shares, except as noted)	2019	2018
Issued common shares at January 1	508	503
Effect of shares issued on Acquisition	1	—
Effect of shares issued on exercise of options	3	1
Effect of conversion of convertible debentures	—	1
Basic weighted average number of common shares at December 31	512	505

Dilutive effect of debentures converted	—	2
Dilutive effect of share options on issue	2	2
Diluted weighted average number of common shares at December 31	514	509

Basic earnings per common share (dollars)	2.66	2.28
Diluted earnings per common share (dollars)	2.65	2.28

The average market value of Pembina's shares for purposes of calculating the dilutive effect of share options was based on quoted market prices for the period during which the options were outstanding.